Commitments and Contingencies	9 Months Ended
Sep. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Note 12. Commitments and Contingencies

As of the date of this Report, we have entered into the following material commitments:

On January 1, 2011, we entered into a three-year office building lease for our corporate headquarters located in Aventura, Florida. The lease terms include: (i) monthly rent commencing on February 1, 2011 in the amount of $3,794.35 plus sales tax; (ii) triple-net provisions; and (iii) our responsibility for the cost of build-out and partitioning of the space.  Future annual lease payments over the term of the lease are as follows:

Remainder of 2012	$11,383
2013	$45,528
2014	$3,794